United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 13, 2020

Date of Report (Date of earliest event reported)

Natural Order Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39690	85-2464911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Colpitts Road, Weston, MA	02493
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 395-1644

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value (the “Common Stock”), and one Warrant	NOACU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	NOAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each to receive one-half (1/2) of one share of Common Stock	NOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated November 13, 2020, Natural Order Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (“Units”), with each Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one-half of one share of Common Stock for $11.50 (the “Warrant”), which includes full exercise of the underwriter’s over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Natural Order Sponsor LLC (the “Sponsor”) of 6,800,000 Warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $6,600,000, after repayment and cancellation of two outstanding promissory notes owed to Sponsor in the aggregate principal amount of $200,000.

As of November 13, 2020, a total of $230,000,000.00, including $8,050,000 of the underwriters’ deferred discount, of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of November 13, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

99.1	Balance Sheet dated November 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2020

NATURAL ORDER ACQUISITION CORP.

By:	/s/ Marc Volpe
Name:	Marc Volpe
Title:	Chief Financial Officer

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